Manpower Inc. 2007 3 rd Quarter Results New Face New Place October 17, 2007 Exhibit 99.2

Manpower Inc. 2007 3 Quarter Results
rd
Forward Looking Statement
This presentation includes forward-looking statements which are subject to risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements.
Forward-looking statements can be identified by words such as
“expect,” “plan,” “may,” “will,” and similar expressions.  Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the Company’s Annual Report on Form 10-K dated
December 31, 2006, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings.

Manpower Inc. 2007 3 Quarter Results
rd
Throughout this presentation, the difference between reported variances and Constant Currency (CC)
variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site.
Consolidated Financial Highlights
31% CC
Operating Profit
$222M
OP Margin
4.2%
Revenue
$5.3B
Gross Margin
18.4%
EPS from Continuing Operations
$1.57
15%
8% CC
88 bps
60 bps
40%
35%
26% CC
Q3 Highlights
(1)
(1)
Includes the favorable impact from the French payroll tax change of $27.0M ($16.1M after tax, or
19 cents per share).
(1)
(1)

Manpower Inc. 2007 3 Quarter Results
rd
Consolidated Gross Profit Margin Change
18.40%
17.52%
15%
16%
17%
18%
19%
Q3 2006 France -
Impact of
Payroll Tax
Change
Temporary
Recruitment
Permanent
Recruitment
Mix -
Specialty
Q3 2007
- 0.30%
+ 0.25%
+ 0.57%
+ 0.36%

Manpower Inc. 2007 3 Quarter Results
rd
United States Segment
(9% of Revenue)
Q3 Financial Highlights
7%
OUP Margin
4.8%
50 bps
Revenue
$502M
OUP
$24M
16%
Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs.

Manpower Inc. 2007 3 Quarter Results
rd
France Segment
(35% of Revenue)
Q3 Financial Highlights
OUP Margin
5.4%
Revenue
$1.9B
OUP
$101M
13%
5% CC
170 bps
63%
51% CC
(1)
The impact of the change in the French payroll tax calculation is included above.  The change has a
$27.0M positive impact on OUP and a positive 150 bps impact on OUP margin.
(1)
(1)

7 Manpower Inc. 2007 3 Quarter Results rd Other EMEA Segment (33% of Revenue) Q3 Financial Highlights OUP Margin 4.3% Revenue $1.7B OUP $74M 29% 19% CC 70 bps 51% 41% CC

Manpower Inc. 2007 3 Quarter Results
rd
Other EMEA – Q3 Revenue Growth YoY
Revenue Growth - CC Revenue Growth
% of Segment
Revenue
19%
16%
15%
11%
8%
8%
23%
46%
9%
38%
19%
4%
17%
36%
1%
28%
31%
12%
28%
26%
41%
Other
Spain
Netherlands
Germany
UK - Manpower
Elan
Nordics

9 Manpower Inc. 2007 3 Quarter Results rd Italy Segment (6% of Revenue) Q3 Financial Highlights OUP Margin 7.3% Revenue $335M OUP $25M 21% 12% CC 120 bps 46% 35% CC

Manpower Inc. 2007 3 Quarter Results
rd
Jefferson Wells Segment
(2% of Revenue)
Q3 Financial Highlights
OUP Margin
- 2.0%
Revenue
$86M
OUP
$(2M)
1260 bps
9%
117%
(1)
(1)
Results include $3.0M of move-related expenses for the move to the new headquarters.

11 Manpower Inc. 2007 3 Quarter Results rd Right Management Segment (2% of Revenue) Q3 Financial Highlights OUP Margin 5.8% Revenue $99M OUP $6M 9% 5% CC 340 bps 157% 147% CC

12 Manpower Inc. 2007 3 Quarter Results rd Other Operations Segment (13% of Revenue) Q3 Financial Highlights OUP Margin 2.8% Revenue $663M OUP $19M 14% 11% CC 10 bps 13% 11% CC

Manpower Inc. 2007 3 Quarter Results
rd
Other Operations – Q3 Revenue Growth YoY
Revenue Growth - CC Revenue Growth
% of Segment
Revenue
33%
16%
15%
36%
24%
17%
9%
4%
9%
9%
7%
16%
Other
Mexico
Australia/NZ
Japan

14 Manpower Inc. 2007 3 Quarter Results rd Financial Highlights

Manpower Inc. 2007 3 Quarter Results
rd
+ $.02
- $.02
- $.03
+ $.14 + $.19
+ $.08
Share Repurchase Accretion
Reported Q3 Results vs. Guidance
Reported Guidance
Revenue Growth
(Constant Currency)
8.5% 7 - 9%
Operating Profit Margin 4.2% 3.9 - 4.1%
EPS $1.57 $1.39 - $1.43
Currency + $.08
Headquarters Move
-
French Payroll Tax Change
EPS Details:

Manpower Inc. 2007 3 Quarter Results
rd
367
280
370
416
137
135
109
848
906
837
823
735
902
842
0
250
500
750
1,000
2003 2004 2005 2006 Q1
2007
Q2
2007
Q3
2007
Total Debt
Net Debt
Balance Sheet Highlights
Total Debt
($ in millions)
Total Debt to
Total Capitalization
39%
29%
26%
25%
25%
26%
24%
0%
10%
20%
30%
40%
2003 2004 2005 2006 Q1
2007
Q2
2007
Q3
2007

Manpower Inc. 2007 3 Quarter Results
rd
Proceeds from Sale of Business
Other
22
30
Change in Cash
(149) 30
-
14
* 4,944,200 shares in 2007 and 4,000,000 shares in 2006.
Cash Flow Summary – Nine Months
2007 2006
Cash from Operations 299 226
Capital Expenditures (66) (47)
Free Cash Flow 233 179
Share Repurchases * (360) (236)
Change in Debt
(100)
(1)
($ in millions)
Proceeds from Equity Plans
40
52
Acquisitions of Businesses,
net of cash acquired
(8)
16

Manpower Inc. 2007 3 Quarter Results
rd
Fourth Quarter Outlook
Revenue
U.S.
Down 3-5%
France
Up 14-16% (Up 4-6% CC)
Up 21-23%
Italy
(Up 11-13% CC)
Jefferson Wells
Right Management
Up 4-6%
(Up 1-3% CC)
Other
Up 12-14% (Up 11-13% CC)
Total
Up 14-16% (Up 8-10% CC)
Gross Profit Margin
18.2-18.4%
Operating Profit Margin
3.7-3.9%
Tax Rate from Continuing Operations
36.5%
EPS from Continuing Operations
$1.50-$1.54
(Pos. $.10 Currency)
Down 6-8%
Other EMEA
(Up 16-18% CC)
Up 23-25%

Manpower Inc. 2007 3 Quarter Results
rd
- $.22
+ $.86
- $.22
-
- + $.86
Full-Year Forecast
2006
Variance
$      CC
Revenue $ 20.3B
15%
EPS
– Continuing Operations
Items impacting EPS:
$5.61
Reorg./cost initiatives
French payroll tax change
2007
Forecast
$ 17.6B
9%
$3.48
61% 53%
Note: 2007 forecasted amounts are based upon the mid-point
of Q4 guidance.

Manpower Inc. 2007 3 rd Quarter Results Questions? Answers October 17, 2007